FIRST QUARTER 2025 EARNINGS PRESENTATION May 8, 2025 1 JanusIntl.com

2 FORWARD-LOOKING STATEMENTS Certain statements in this communication, including the estimated guidance provided under “2025 Guidance and Key Planning Assumptions” and under “Long-Term Fundamentals and Investment Overview” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. We cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) risks from tariffs; (v) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; and (vi) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. NON-GAAP FINANCIAL MEASURES Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Please see Appendix, which includes definitions of non-GAAP measures and metrics used in this presentation and reconciliations of non-GAAP measures to the most directly comparable GAAP measure. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, these non-GAAP financial measures provide useful measures for period-to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax-adjusted add-backs shown in the Adjusted EBITDA reconciliation. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2025 included in this communication in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA and Adjusted Net Income rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

3 AGENDA Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 1Q25 Financial Overview & Guidance Update

4 • Delivered $210.5 Million in Total Revenue • Total Self-Storage down 23.1% ◦ New Construction down 25.5%, Restore, Rebuild & Replace (“R3”) down 19.3% • Commercial & Other down 1.0% • Net Income of $10.8 million compared to $30.7 million in 1Q 2024 • Adjusted EBITDA1 of $38.4 million compared to $66.3 million in 1Q 2024 • Delivered Adjusted EBITDA as a percentage of revenues of 18.2% • Cash flow from operations of $48.3 million. Free cash flow1 generation of $41.9 million; TTM 1Q 2025 free cash flow conversion of Adj. Net Income1 of 170% • Nokē Smart Entry System total installed units sequential growth of 5.2% to 384,000 • Repurchased 0.6 million shares of common stock for $5.1 million (including commissions and excise taxes) • Completed a voluntary prepayment of $40.0 million toward the First Lien Term Loan First Quarter 2025 Revenue Mix First Quarter 2025 Highlights 1. Adjusted EBITDA, Free Cash Flow, and Free Cash Flow Conversion of Adjusted Net Income are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. Self-Storage Mix: 68.4%

5 1. Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. Adj. EBITDA1 $38.4M 42.1% decrease 18.2% margin Revenue $210.5M 17.3% decrease Adj. Diluted EPS1 $0.13 Adj. Net Income1 of $17.7M Operating Cash Flow $48.3M FCF1 of $41.9M First Quarter 2025 Results Overview Strong Cash Flow Generation Amid A Challenging Macroeconomic Environment

6 First Quarter 2025 Revenue and Adjusted EBITDA1 Drivers 1. Adjusted EBITDA is not a financial measure determined in accordance with GAAP. For a definition of this metric and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. Revenue Adjusted EBITDA1

7 Structural Cost Reduction Plan Action Plan Streamline labor force Rationalize real estate holdings Reduce selling, general and administrative costs Goals Improve margins Simplify organizational structure Enhance flexibility and efficiencies Estimated Annual Pre-Tax Cost Savings $10 Million - $12 Million 1Q 2025 Impact: ~$1.5M 1. Excluding $5M gain on sale of manufacturing facility recognized in 4Q 2024

8 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Flow Conversion of Adj. Net Income1 170% TTM as of 1Q 2025 Solid Balance Sheet 2.0x-3.0x Net Leverage Ratio Target1 Net Debt/TTM Adj. EBITDA of 2.3x as of 1Q 2025 Liquidity2 of $217.1M as of 1Q 2025 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Aim to maintain discipline across all capital allocation opportunities Financial Flexibility Share Repurchases And other actions intended to optimize capital structure and returns 1Q 2025 Repurchased 0.6M shares for $5.1M (including commissions and excise taxes) 1. Free Cash Flow Conversion of Adjusted Net Income and Net Leverage Ratio are not financial measures determined in accordance with GAAP. For a definition of these metrics and reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. 2. Liquidity is defined as cash and cash equivalents + available balance on line of credit.

9 2025 Guidance and Key Planning Assumptions Assumption Estimate Depreciation and Amortization $40M - $50M Capital Expenditures 1.5% - 2.0% of Revenue Interest Expense, net2 $36M - $40M Effective Tax Rate3 27% - 29% Revenue $860M to $890M Adj. EBITDA1 $175M to $195M 1. Adjusted EBITDA is not a financial measure determined in accordance with GAAP. For a definition of this metric and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. 2. Adjusted from previous range of $43 - $46 million as a result of debt prepayment made in 1Q 2025 and reduction in interest rate. 3. Adjusted from previous range of 26% -27%

1010 Industry Leader in Well- Structured Market Sustainable Demand Drivers Self-Storage facility demand driven by recurring life events • Dislocation, disaster, divorce, death decluttering, distribution • Elevated occupancy rates drive new capacity additions • Average age of facilities >20 years drives R3 activity Commercial & Other • Rising growth of eCommerce at the expense of in-person retail Self-Storage (New Construction and R3): • Provider of end-to-end solutions, from early design throughout facility life • On-time delivery, efficient installation, best-in- class service and high-quality products differentiate Janus from competitors • Nokē Smart Entry Systems enhance physical security, and automate operational processes Commercial & Other: • Opportunity to increase share in growing market for commercial doors • eCommerce driving conversion of existing brick and mortar to warehousing and distribution Long-Term Fundamentals and Investment Overview Multi-Faceted Strategy Driving Long-Term Growth Further Penetration of Self-Storage • Leverage differentiated R3 capabilities to target highly fragmented self-storage market Adoption of Access Control Technology • Introduction of Nokē Ion to drive further penetration into self-storage Increase Share in Commercial Market • Leverage scale and footprint to take share in fragmented market Pursue Strategic, Accretive Acquisitions • Continue to execute on strategic M&A to expand product and solutions offering Source: Janus Management and Industry Reports

Appendix

12 Adjusted EBITDA Reconciliation* Three Months Ended Variance March 29, 2025 March 30, 2024 $ % Net income $ 10.8 $ 30.7 $ (19.9) (64.8)% Interest, net 10.2 14.4 (4.2) (29.2)% Income taxes 4.6 10.5 (5.9) (56.2)% Depreciation 2.9 1.8 0.1 3.6% Amortization 8.3 7.4 0.9 12.2% EBITDA* $ 36.8 $ 65.8 $ (29.0) (44.1)% Restructuring charges(1) 0.4 0.4 — — % Acquisition expense(2) 0.9 0.1 0.8 800.0% Other 0.3 — 0.3 100.0% Adjusted EBITDA* $ 38.4 $ 66.3 $ (27.9) (42.1)% 1. Restructuring charges consist of the following: 1) facility relocations, 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, and 3) strategic business assessment and transformation projects. 2. Expenses or income related to various professional fees, acquisition related compensation, net working capital finalization, legal settlements and various acquisition related activities. . *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (In millions, except percentages)

13 Adjusted Net Income Reconciliation* Three Months Ended March 29, 2025 March 30, 2024 Net income $ 10.8 $ 30.7 Net Income Adjustments(1) 1.6 0.5 Amortization 8.3 7.4 Tax Effect on Net Income Adjustments(2) (3.0) (2.0) Non-GAAP adjusted net income* $ 17.7 $ 36.6 1. Net income adjustments for the three months ended March 29, 2025 include $0.4 restructuring charges, $0.9 acquisition expenses, and $0.3 of other. Net Income Adjustments for the three months ended March 30, 2024 include $0.4 restructuring charges and $0.1 acquisition expenses. Refer to the adjusted EBITDA table above for further details. 2. The effective tax rate of 29.9% was used for the three months ended March 29, 2025. The effective tax rate of 25.5% was used for the three months ended March 30, 2024. . *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (In millions)

14 Non-GAAP Adjusted EPS* Three Months Ended March 29, 2025 March 30, 2024 Numerator: GAAP Net Income $ 10.8 $ 30.7 Non-GAAP Adjusted Net Income $ 17.7 $ 36.6 Denominator: Weighted average number of shares: Basic 140,050,632 146,604,142 Adjustment for Dilutive Securities 219,862 442,070 Diluted 140,270,494 147,046,212 GAAP Basic EPS $ 0.08 $ 0.21 GAAP Diluted EPS $ 0.08 $ 0.21 Non-GAAP Adjusted Basic EPS $ 0.13 $ 0.25 Non-GAAP Adjusted Diluted EPS $ 0.13 $ 0.25 *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (In millions, except per share data)

15 Free Cash Flow Conversion* Trailing Twelve-Months Ended March 29, 2025 March 30, 2024 Cash Flow from Operating Activities $ 173.7 $ 193.3 Less: Purchases of property, plant and equipment (21.9) (17.6) Free Cash Flow $ 151.8 $ 175.7 Non-GAAP Adjusted Net Income1 $ 89.1 $ 165.4 Free Cash Flow Conversion of Non-GAAP Adjusted Net Income 170% 106 % Three Months Ended March 29, 2025 March 30, 2024 Cash Flow from Operating Activities $ 48.3 $ 28.6 Less: Purchases of property, plant and equipment (6.4) $ (4.6) Free Cash Flow $ 41.9 $ 24.0 Non-GAAP Adjusted Net Income $ 17.7 $ 36.6 Free Cash Flow Conversion of Non-GAAP Adjusted Net Income 237% 66% *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. (1) Trailing Twelve-month Adjusted Net Income for the period ended March 29, 2025 consists of the sum of Adjusted Net Income, of $36.1, $21.8, $13.5 and $17.7 for the periods ended June 29, 2024, September 28, 2024, December 28, 2024 and March 29, 2025, respectively. Trailing Twelve-month Adjusted Net Income for the period ended March 30, 2024 consists of the sum of Adjusted Net Income of $42.7, $44.6, $41.5 and $36.6 for the periods ended July 1, 2023, September 30, 2023, December 30, 2023 and March 30, 2024, respectively. (In millions, except percentages)

16 Net Leverage Ratio* *Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. March 29, 2025 December 28, 2024 Note payable - First Lien $ 557.0 $ 598.5 Less: Cash 140.8 149.3 Net Debt* $ 416.2 $ 449.2 Net Income (Trailing Twelve-Month periods ended)1 $ 50.5 $ 70.4 Adjusted EBITDA (Trailing Twelve-Month periods ended)2 $ 180.6 $ 208.5 Long-Term Debt to Net Income 11.0 8.5 Non-GAAP Net Leverage Ratio* 2.3 2.2 (In millions) (1) Trailing Twelve-months Net Income for the period ended March 29, 2025 consists of the sum of Net Income as reported in the Company’s Quarterly and Annual Reports, as applicable of $27.6, $11.8, $0.3 and $10.8 for the periods ended June 29, 2024, September 28, 2024, December 28, 2024 and March 29, 2025, respectively. Trailing Twelve- months Net Income for the period ended December 28, 2024 is Net Income as reported in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024. (2) Trailing Twelve-months Adjusted EBITDA for the period ended March 29, 2025 consists of the sum of Adjusted EBITDA as reported in the Company’s Quarterly or Annual Reports, as applicable of $64.5, $43.1, $34.6 and $38.4 for the three month periods ended June 29, 2024, September 28, 2024, December 28, 2024 and March 29, 2025, respectively. Trailing Twelve-month Adjusted EBITDA for the period ended December 28, 2024 is Adjusted EBITDA as reported in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024.